(logo)
The Korea Fund, Inc.


                                                345 Park Avenue (at 51st Street)
                                                        New York, New York 10154
                                                                  (800) 349-4281

                                                                   June 10, 1997
To the Stockholders:

     The Annual Meeting of Stockholders of The Korea Fund, Inc. (the "Fund") is to be held at 2:00 p.m., Eastern time, on Tuesday, July 22, 1997, at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope--postage prepaid--in which to return your proxy are enclosed.

     At the Annual Meeting, the stockholders will elect three Directors, consider the ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants and consider the approval of an amendment to the Certificate of Incorporation increasing the number of authorized shares of Common Stock of the Fund from 50 million to 200 million. In addition, the stockholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a stockholder.

     Your Fund's Directors recommend that you vote in favor of each of the foregoing matters.

Respectfully,

/s/Nicholas Bratt                                          /s/Juris Padegs
Nicholas Bratt                                             Juris Padegs

President                                                  Chairman of the Board
--------------------------------------------------------------------------------
STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO AS TO ENSURE A QUORUM A THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.
--------------------------------------------------------------------------------

                              THE KOREA FUND, INC.
                    Notice of Annual Meeting of Stockholders

To the Stockholders of
The Korea Fund, Inc.:

Please take notice that the Annual Meeting of Stockholders of The Korea Fund, Inc. (the "Fund") has been called to be held at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Tuesday, July 22, 1997 at 2:00 p.m., Eastern time, for the following purposes:

              (1) To elect three Directors of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.

              (2) To ratify or reject the action taken by the Board of Directors in selecting Coopers & Lybrand L.L.P. as the Fund's independent accountants for the fiscal year ending June 30, 1998.

              (3) To approve or disapprove an amendment to the Certificate of Incorporation of the Fund increasing the number of authorized shares of Common Stock of the Fund from 50 million to 200 million.

The appointed proxies will vote on any other business as may properly come before the meeting or any adjournments thereof.

Holders of record of the shares of common stock of the Fund at the close of business on June 3, 1997 are entitled to vote at the meeting or any adjournments thereof.

                                             By order of the Board of Directors,
                                             Thomas F. McDonough, Secretary

June 10, 1997
--------------------------------------------------------------------------------
IMPORTANT--We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to ensure a quorum at the Annual Meeting. If you can attend the meeting and wish to vote your shares in person at that time, you will be able to do so.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                     GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Korea Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Scudder, Stevens & Clark, Inc. ("Scudder"), 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Tuesday, July 22, 1997 at 2:00 p.m., Eastern time, and at any adjournments thereof (collectively, the "Meeting").

     This Proxy Statement, the Notice of Annual Meeting and the proxy card are first being mailed to stockholders on or about June 10, 1997 or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, 345 Park Avenue, New York, New York 10154) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in the Proxy Statement.

     The presence at any stockholders' meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

     Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for proposals (1) and (2) which require the approval of a majority of shares voting at the Meeting. Abstentions and broker non-votes will have the effect of a "no" vote for proposal (3) which requires the approval of a specified percentage of the outstanding shares of the Fund.


     Holders of record of the common stock of the Fund at the close of business on June 3, 1997 (the "Record Date"), will be entitled to one vote per share on all business of the Meeting and any adjournments. There were 49,999,999 shares of common stock outstanding on the Record Date.


     The Fund provides periodic reports to all stockholders which highlight relevant information including investment results and a review of portfolio changes. You may receive an additional copy of the annual report for the fiscal year ended June 30, 1996 and a copy of the semi-annual report for the six-month period ended December 31, 1996, without charge, by calling 800-349-4281 or writing the Fund at 345 Park Avenue, New York, New York 10154.

                            (1) ELECTION OF DIRECTORS

     Persons named in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the three nominees listed below as Directors of the Fund (Class III) to serve for a term of three years, or until their successors are duly elected and qualified. All nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee.

Information Concerning Nominees

     The following table sets forth certain information concerning each of the three nominees as a Director of the Fund. Each of the nominees is now a Director of the Fund. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

Class III
---------

Nominees to serve until 2000 Annual Meeting of Stockholders:

                           Present Office with the Fund, if any;                    Shares
                                 Principal Occupation or         Year First      Beneficially       Percent
                               Employment and Directorships       Became a          Owned             of
        Name (Age)              in Publicly Held Companies        Director    March 31, 1997 (1)     Class
        ---------               --------------------------       ----------   ------------------    -------


 Nicholas Bratt (49)*+          President; Managing Director        1984           3,250 (2)       less than
                                of Scudder, Stevens & Clark,                                       1/4 of 1%
                                Inc. Mr. Bratt serves on the
                                boards of an  additional  14
                                funds managed by Scudder.


 Dr. Sang C. Lee (56)           President,   Hyundai  Plasma        1988             --                --
                                Display  Division of Hyundai
                                Electronics         America;
                                President      and     Chief
                                Executive Officer,  Spectron
                                Corporation of America, LLC,
                                (technology         company)
                                (1994-present);    Chairman,
                                International    Cooperative
                                Ventures,  Inc., (consulting
                                company)     (1992-present);
                                Chairman   of  the   Boards,
                                Markwood,  Inc.,  Hub  City,
                                Inc., Brocker Manufacturing,
                                Inc.,  (portfolio  companies
                                of   PITCAIRN   GROUP  L.P.)
                                (1989-1992).


Wilson Nolen (70)               Consultant;         Trustee,        1984           25,956 (3)      less than
                                Cultural        Institutions                                       1/4 of 1%
                                Retirement  Fund,  Inc., New
                                York    Botanical    Garden,
                                Skowhegan School of Painting
                                and Sculpture; and Director,
                                Ecohealth,              Inc.
                                (biotechnology      company)
                                (until   1996).   Mr.  Nolen
                                serves  on the  boards of an
                                additional  18 funds managed
                                by Scudder.


Information Concerning Continuing Directors

     The Board of Directors is divided into three classes with each Director serving for a term of three years. The terms of Classes I and II Directors do not expire this year. The following table sets forth certain information regarding the Directors in such classes. Unless otherwise noted, each Director has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

Class I
-------

Directors serving until 1998 Annual Meeting of Stockholders:

                           Present Office with the Fund, if any;                    Shares
                                 Principal Occupation or         Year First      Beneficially       Percent
                               Employment and Directorships       Became a          Owned             of
        Name (Age)              in Publicly Held Companies        Director    March 31, 1997 (1)     Class
        ---------               --------------------------       ----------   ------------------    -------

Juris Padegs (65)*+             Chairman;  Advisory Managing       1991           2,140 (4)        less than
                                Director of Scudder, Stevens                                       1/4 of 1%
                                &  Clark,  Inc.  Mr.  Padegs
                                serves  on the  board of one
                                additional  fund  managed by
                                Scudder.


Chang-Hee Kim (60)*             Vice Chairman; President and       1990              --                --
                                Chief   Executive   Officer,
                                Daewoo  Securities Co., Ltd.
                                (1984-present);    Chairman,
                                The   Korea   Stock   Market
                                Stabilization Fund; and Vice
                                Chairman,      The     Korea
                                Securities           Dealers
                                Association.


Hugh T. Patrick (67)            R.D.  Calkins  Professor  of       1995           17,541 (5)       less than
                                International      Business,                                       1/4 of 1%
                                Graduate School of Business,
                                Columbia         University;
                                Director, Center on Japanese
                                Economy    and     Business,
                                Columbia         University;
                                Co-Director,    APEC   Study
                                Center, Columbia University;
                                and Director, Japan Society.
                                Mr. Patrick currently serves
                                on   the    board   of   one
                                additional  fund  managed by
                                Scudder.


Class II
--------

Directors serving until 1999 Annual Meeting of Stockholders:

                           Present Office with the Fund, if any;                    Shares
                                 Principal Occupation or         Year First      Beneficially       Percent
                               Employment and Directorships       Became a          Owned             of
        Name (Age)              in Publicly Held Companies        Director    March 31, 1997 (1)     Class
        ---------               --------------------------       ----------   ------------------    -------


 Robert J. Callander (66)       Director,            ARAMARK        1996         1,330 (6)             --
                                Corporation,   Barnes  Group
                                Inc.,             Beneficial
                                Corporation,   and   Omnicom
                                Group, Inc.; Member, Council
                                on    Foreign     Relations;
                                Managing           Director,
                                Metropolitan           Opera
                                Association;  Trustee,  Drew
                                University;   and   Visiting
                                Professor / Executive - in -
                                Residence, Columbia Business
                                School,  Columbia University
                                (until 1995).  Mr. Callander
                                serves  on the  boards of an
                                additional    three    funds
                                managed  by  Scudder.

 William H. Gleysteen,          Consultant;   Guest  Scholar       1984          1,006 (7)         less than
     Jr. (71)                   Brookings       Institution;                                       1/4 of 1%
                                President,     The     Japan
                                Society,  Inc.  until  1996.
                                Mr.  Gleysteen serves on the
                                boards of an  additional  12
                                funds managed by Scudder.


 Tai Ho Lee (74)                Chairman,   Imjung  Research       1984             --                 --
                                Institute    (1992-present);
                                and   President   and  Chief
                                Executive  Officer,   Hanjin
                                Investment & Securities Co.,
                                Ltd. (1990-1991).



 All Directors and Officers as a group                                            51,223 (8)       less than
                                                                                                   1/4 of 1%


--------------------------

* Directors considered by the Fund and its counsel to be "interested persons" (which as used in this proxy statement is as defined in the Investment Company Act of 1940) of the Fund or of the Fund's investment manager or Korean adviser. Messrs. Bratt and Padegs are deemed to be interested persons because of their affiliation with the Fund's investment manager, Scudder, Stevens & Clark, Inc., or because they are Officers of the Fund or both. Mr. Kim is deemed to be an interested person because of his affiliation with the Fund's Korean adviser, Daewoo Capital Management Co., Ltd., which is a wholly owned subsidiary of Daewoo Securities Co., Ltd., or because he is an Officer of the Fund or both.

+  Messrs. Bratt and Padegs are members of the Executive Committee of the Fund.

(1)The information as to beneficial ownership is based on statements furnished to the Fund by the Directors. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.


(2)Mr. Bratt's total includes 1,441 shares held with sole investment and voting power, of which 357 shares were purchased through a rights offering in April 1997, and 1,809 shares held by members of his family as to which he shares voting and investment power, of which 472 shares were purchased through a rights offering in April 1997.

(3)Mr. Nolen's total includes 16,940 shares held with sole investment and voting power, of which 4,203 shares were purchased through a rights offering in April 1997, and 9,016 shares held in trust for his benefit, of which 2,641 shares were purchased through a rights offering in April 1997.

(4)Mr. Padegs total includes 605 shares purchased through a rights offering in April 1997.

(5)Mr. Patrick's total includes 4,966 shares purchased through a rights offering in April 1997.

(6)Mr. Callander's total includes 330 shares purchased through a rights offering in April 1997.

(7)Mr.  Gleysteen's   total  includes  249  shares  purchased  through  a rights offering in April 1997.

(8)Of which 40,398 shares are held with sole investment and voting power and 10,825 shares are held with shared investment and voting power.


Section 16(a) Beneficial Ownership Reporting Compliance.

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the Investment Company Act of 1940, as amended (the "1940 Act"), as applied to a fund, require the fund's officers, directors, investment manager or adviser, affiliates of the investment manager or adviser, and persons who beneficially own more than ten percent of a registered class of the fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the fund's securities and changes in such ownership with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Such persons are required by SEC regulations to furnish the fund with copies of all such filings.


     Based solely upon its review of the copies of such forms received by it, and written representations from certain Reporting Persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended June 30, 1996, all filing requirements applicable to its Reporting Persons were complied with except that Forms 3 on behalf of the following subsidiaries of Scudder, Stevens & Clark, Inc., which hold no shares of the Fund, were filed late: Scudder Canada Investor Services L.T.D.; Scudder, Stevens & Clark Australia Limited; Scudder Cayman Ltd.; Scudder, Stevens & Clark Asia Limited.



     Except as noted above, to the best of the Fund's knowledge, as of March 31, 1997, no person owned beneficially more than 5% of the Fund's outstanding shares.

Committees of the Board--Board Meetings

     The Board of Directors of the Fund met five times during the fiscal year ended June 30, 1996. Each Director attended at least 75% of the total number of meetings of the Board of Directors and of all committees of the Board on which they served as regular members, except Mr. Bratt and Mr. Tai Ho Lee who each attended 71% and Mr. Chang-Hee Kim who attended 40% of the meetings of the Board of Directors and related committees on which each serves.

     The Board of Directors, in addition to an Executive Committee, has an Audit Committee, a Valuation Committee and a Committee on Independent Directors. The Executive and Valuation Committees consist of regular members, allowing alternates.

Audit Committee

     The Board has an Audit Committee, consisting of Messrs. Callander, Gleysteen, Sang C. Lee, Tai Ho Lee, Nolen and Patrick, the Directors who are not interested persons of the Fund, of Scudder, or of Daewoo Capital Management Co., Ltd. ("Noninterested Directors"), as defined in the 1940 Act. The Audit Committee met on October 7, 1996. The Audit Committee reviews with management and the independent accountants for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for the Fund to the Board and in general, considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices.

Committee on Independent Directors

     The Board has a Committee on Independent Directors consisting of all the Noninterested Directors. The Committee is charged with the duty of making all nominations for Noninterested Directors and consideration of other related matters. Stockholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action. The Committee most recently met on April 29, 1997 to consider and to nominate the nominees set forth above.

Executive Officers

     In addition to Messrs. Bratt, Padegs and Kim, who are Directors and Officers of the Fund, the following persons are Executive Officers of the Fund:

                                             Present Office with the Fund;              Year First Became
       Name (Age)                       Principal Occupation or Employment (1)            an Officer (2)
       ---------                        --------------------------------------            --------------
 Jerard K. Hartman (64)        Vice President; Managing Director of                            1986
                               Scudder, Stevens & Clark, Inc.

 Kun-Ho Hwang (46)             Vice President; Managing Director; International                1984
                               Division of Daewoo Securities Co., Ltd.

 Young H. Kim (41)             Vice President; President of Daewoo                             1995
                               Securities (America) Inc.

 David S. Lee (63)             Vice President; Managing Director of                            1984
                               Scudder, Stevens & Clark, Inc.

 John J. Lee (39)              Vice President; Principal of                                    1994
                               Scudder, Stevens & Clark, Inc.

 Thomas F. McDonough (50)      Vice President, Secretary and Assistant Treasurer;              1984
                               Principal of Scudder, Stevens & Clark, Inc.

 Pamela A. McGrath (43)        Vice President and Treasurer; Managing Director of              1990
                               Scudder, Stevens & Clark, Inc.



                                       6

                                             Present Office with the Fund;              Year First Became
       Name (Age)                       Principal Occupation or Employment (1)            an Officer (2)
       ---------                        --------------------------------------            --------------

 Edward J. O'Connell (52)      Vice President and Assistant Treasurer; Principal of            1984
                               Scudder, Stevens & Clark, Inc.

 Dong Wook Park (50)           Vice President; Director of Daewoo Capital Management           1986
                               Co., Ltd.

 Kathryn L. Quirk (44)         Vice President and Assistant Secretary; Managing                1991
                               Director of Scudder, Stevens & Clark, Inc.

 (1) Unless otherwise stated, all the Executive Officers have been associated with their respective companies for more than five years, although not necessarily in the same capacity.

 (2) The President, Treasurer and Secretary each hold office until his or her successor has been duly elected and qualified, and all other Officers hold offices in accordance with the By-Laws of the Fund.

Transactions with and Remuneration of Directors and Officers

     The aggregate direct remuneration by the Fund of Directors not affiliated with Scudder or Daewoo Capital Management Co., Ltd. ("Daewoo") was $123,343, including expenses, during the fiscal year ended June 30, 1996. Each such unaffiliated Director currently receives fees paid by the Fund of $750 per Directors' meeting attended and an annual Director's fee of $6,000. Each Director also receives $250 per committee meeting attended (other than Audit Committee meetings and meetings held for the purposes of considering arrangements between the Fund and the Investment Manager or an affiliate of the Investment Manager, for which such Director receives a fee of $750). Scudder supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and Officers of the Fund and receives a management fee for its services. Several of the Fund's Officers and Directors are also officers, directors, employees or stockholders of Scudder and participate in the fees paid to that firm although the Fund makes no direct payments to them other than for reimbursement of travel expenses in connection with the attendance at Directors' and committee meetings.

     Daewoo, which acts as Korean Adviser, pays the compensation and certain expenses of the personnel of Daewoo who serve as Directors or Officers of the Fund. The Fund will make no direct payments other than for reimbursement of travel expenses for one director, officer or employee of Daewoo or any of its affiliates who is not a resident in the United States and travel expenses of any other director, officer or employee of Daewoo or any of its affiliates who is a resident in the United States, in connection with the attendance at Board of Directors and committee meetings.

     The following Compensation Table provides, in tabular form, the following data:

Column (1): All Directors who receive compensation from the Fund.

Column (2): Aggregate compensation received by a Director from the Fund.

Columns (3) and (4): Pension or retirement benefits accrued or proposed to be paid by the Fund Complex. The Fund does not pay its Directors such benefits.

Column (5): Total compensation received by a Director from the Fund, plus compensation received from all funds for which a Director serves. The total number of funds from which a Director receives such compensation is also provided in column (5). Generally, compensation received by a Director for serving on the Board of a closed-end fund is greater than the compensation received by a Director for serving on an open-end fund.

                                   Compensation Table
                          for the year ended December 31, 1996
 ------------------------------------------------------------------------------------------------------------
              (1)                    (2)                 (3)                 (4)                (5)
                                                Pension or Retirement     Estimated      Total Compensation
                                  Aggregate      Benefits Accrued As   Annual Benefits   From the Fund and
        Name of Person,         Compensation        Part of Fund             Upon           Fund Complex
           Position            from the Fund     Complex Expenses        Retirement      Paid to Director
 ------------------------------------------------------------------------------------------------------------
 William H. Gleysteen, Jr.,        $11,500             $4,888+             $3,00+            $135,224
 Director                                                                                   (13 funds**)

 Dr. Sang C. Lee,                  $11,500               N/A                 N/A              $11,500
 Director                                                                                     (1 fund)

 Tai Ho Lee,                       $10,600               N/A                 N/A              $10,600
 Director                                                                                     (1 fund)


 Wilson Nolen,                     $12,250               N/A                 N/A              $165,608
 Director                                                                                   (17 funds**)


 Hugh T. Patrick,                  $12,250               N/A                 N/A              $25,250
 Director                                                                                    (2 funds)

 Robert W. Lear,                   $10,098               N/A                 N/A              $33,049
 Emeritus Founding Director#                                                                 (11 funds)

 Sidney M. Robbins,                $6,000                N/A                 N/A               $6,000
 Emeritus Founding Director#                                                                  (1 fund)
 ------------------------------------------------------------------------------------------------------------

+ Retirement benefits accrued and proposed to be paid as additional compensation for serving on the Board of The Japan Fund, Inc.

** This does not include membership on the Boards of funds which commenced operations in 1996.

# An emeritus founding director's compensation is determined by the Board of Directors in accordance with the By-Laws of the Fund. Mr. Robbins, as Emeritus Founding Director, receives an annual fee of $6,000. Mr. Lear became an Emeritus Founding Director effective October 7, 1996 and receives no additional compensation from the Fund.

Required Vote

     Election of each of the listed nominees for Director requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders vote in favor of each of the nominees.

    (2) RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

     At a meeting held April 29, 1997, the Board of Directors of the Fund, including a majority of the Noninterested Directors, selected Coopers & Lybrand L.L.P. to act as independent accountants for the Fund for the fiscal year ending June 30, 1998. Coopers & Lybrand L.L.P. are independent accountants and have advised the Fund that they have no direct financial interest or material indirect financial interest in the Fund. One or more representatives of Coopers & Lybrand L.L.P. are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by stockholders or management.

     The Fund's financial statements for the fiscal year ended June 30, 1996 were audited by Coopers & Lybrand L.L.P. In connection with its audit services, Coopers & Lybrand L.L.P. reviewed the financial statements included in the Fund's annual and semiannual reports. The Fund's financial statements for the fiscal year ended June 30, 1997 will also be audited by Coopers & Lybrand L.L.P.

Required Vote

     Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders ratify the selection of Coopers & Lybrand L.L.P. as independent accountants.

                   (3) APPROVAL OR DISAPPROVAL OF AMENDMENT TO
       CERTIFICATE OF INCORPORATION INCREASING NUMBER OF AUTHORIZED SHARES
                 OF COMMON STOCK FROM 50 MILLION TO 200 MILLION


     The Fund's Certificate of Incorporation currently provides for a capitalization of 50,000,000 shares of Common Stock, par value $0.01 per share, of which 49,999,999 were outstanding as of May 30, 1997, leaving a total of one share of Common Stock available for issuance.


     The Board of Directors has unanimously approved and recommends to the stockholders the adoption of an amendment to the Articles of Incorporation of the Fund which would increase the number of authorized shares of Common Stock from 50,000,000 to 200,000,000. The proposed amendment would be effectuated by amending Article FIFTH to read as follows:

     "The total number of shares which the Corporation shall have authority to issue is two hundred million (200,000,000) shares, all of the one class called Common Stock of one cent ($0.01) par value, having an aggregate par value of $2,000,000."

     There are presently no plans, arrangements, agreements or understandings with respect to issuance of any of the additional shares of Common Stock to be authorized by the above amendment (other than possible issuance under the Fund's Dividend Reinvestment and Cash Purchase Plan).

     The Board of Directors has determined that additional stock should be available for issuance from time to time as the Board may authorize in connection with stock dividends or splits, the Dividend Reinvestment and Cash Purchase Plan, sales to the general public or other corporate purposes.

     Since the need for the issuance of shares may not arise at the time of an annual Stockholder's Meeting of the Fund, approval of the amendment at this time could possibly avoid the expense and delay of calling a special stockholder's meeting for such approval in cases where a meeting is not otherwise required.

Required Vote

     The affirmative vote of the holders of at least a majority of the outstanding Common Stock of the Fund is required for the adoption of the proposed amendment. Your Fund's Directors recommend a vote FOR the proposal.

Investment Manager

     Scudder is a Delaware corporation. Daniel Pierce* is the Chairman of the Board of Scudder. Edmond D. Villani# is President and Chief Executive Officer of Scudder. Stephen R. Beckwith#, Lynn S. Birdsong#, Nicholas Bratt#, E. Michael Brown*, Mark S. Casady*, Linda C. Coughlin*, Margaret D. Hadzima*, Jerard K. Hartman#, Richard A. Holt@, John T. Packard+, Kathryn L. Quirk#, Cornelia M. Small# and Stephen A. Wohler* are the other members of the Board of Directors of Scudder. The principal occupation of each of the above named individuals is serving as a Managing Director of Scudder.

     All of the outstanding voting and nonvoting securities of Scudder are held of record by Stephen R. Beckwith, Juris Padegs, Daniel Pierce and Edmond D. Villani in their capacity as the representatives (the "Representatives") of the beneficial owners of such securities, pursuant to a Security Holders' Agreement among Scudder, the beneficial owners of securities of Scudder and such Representatives. Pursuant to the Security Holders' Agreement, the Representatives have the right to reallocate shares among the beneficial owners from time to time. Such reallocations will be at net book value in cash transactions. All Managing Directors of Scudder own voting and nonvoting stock and all Principals own nonvoting stock. For the fiscal year ended June 30, 1996, the Fund paid Scudder an investment management fee of $7,516,289.

Korean Adviser

     The Korean Adviser, an investment adviser registered under the United States Investment Advisers Act of 1940, was organized in February 1988 under the laws of the Republic of Korea. The Korean Adviser is wholly owned by Daewoo Securities Co., Ltd., Daewoo Securities Building, 34-3 Youido-dong, Yongdung po-gu, Seoul, Korea, the largest Korean securities firm in terms of paid-in capital and revenues in 1996 and an underwriter in the Fund's first four public offerings. Daewoo Securities Co., Ltd. is affiliated with Daewoo Corporation, a conglomerate headquartered in Seoul, Korea. Daewoo Corporation and certain affiliates of Daewoo Corporation own approximately 12.98% of Daewoo Securities Co., Ltd.

---------------------------
*  Two International Place, Boston, Massachusetts
#  345 Park Avenue, New York, New York
+  101 California Street, San Francisco, California
@  Two Prudential Plaza, 180 North Stetson, Suite 5400, Chicago, Illinois

     The Korean Adviser has the following Board of Directors:

      Name and Position
   with the Korean Adviser             Principal Occupation                        Address
   -----------------------             --------------------                        -------
      Jay-Hee Chun                     President,                       Kangsun Apt. 604-107
      President                        Daewoo Capital                   Juyup-dong 50, Koyang City
                                       Management Co., Ltd.             Seoul, Korea

      Hee Kang                         Director,                        Jamsil-dong
                                       Daewoo Capital                   72-307, Songpa-gu
                                       Management Co., Ltd.             Seoul, Korea

      Choon Kuk Lee                    Director,                        Jinju Apartment C401
                                       Daewoo Capital                   Yoido-dong, Yungdungpo-gu
                                       Management Co., Ltd.             Seoul, Korea

      Segeun Lee                       Executive Vice President,        34-3 Yoido-dong
      Executive Vice                   Daewoo Capital                   Yungdungpo-ku
      President                        Management Co., Ltd.             Seoul, Korea

      Choong Nam Myung                 Director,                        Kalhyun-dong
      Executive Director               Daewoo Capital                   521-30 Eunpyung-gu
                                       Management Co., Ltd.             Seoul, Korea

      Ki-Ho Ohm                        Auditor,                         Sinsigagi APT 327-301
      Auditor                          Daewoo Capital                   Mok-Dong Yangchon-Gu
                                       Management Co., Ltd.             Seoul, Korea

Brokerage Commissions on Portfolio Transactions

     To the maximum extent feasible, Scudder places orders for portfolio transactions through Scudder Investor Services, Inc. (the "Distributor") (a corporation registered as a broker/dealer and a subsidiary of Scudder), which in turn places orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. The Distributor receives no commissions, fees or other remuneration from the Fund for this service. Allocation of portfolio transactions will be supervised by Scudder.

     During the fiscal year ended June 30, 1996, Daewoo Securities Co., Ltd. ("Daewoo Securities"), with respect to portfolio transactions for the Fund, was paid $295,613, which amounted to 13.45% of total brokerage commissions paid. The Fund's Korean Adviser is a subsidiary of Daewoo Securities.

Other Matters

     The Board of Directors does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that properly comes before the Meeting or any adjournments thereof in accordance with their best judgment.

Miscellaneous

     Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile by Officers of the Fund or personnel of Scudder. The Fund has retained Corporate Investor Communications, Inc., 111 Commerce Road, Carlstadt, New Jersey, 07072-2586 to assist in the proxy solicitation. The cost of their services is estimated at $5,500. The expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Fund's Officers or Corporate Investor Communications, Inc., in person, by telephone or by facsimile will be borne by the Fund. The Fund will reimburse banks, brokers and other persons holding the Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

     In the event that sufficient votes in favor of any proposal set forth in the Notice of Meeting are not received by July 22, 1997, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

Stockholder Proposals

     Any proposal by a stockholder of the Fund intended to be presented at the 1998 meeting of stockholders of the Fund must be received by Thomas F. McDonough, Secretary of the Fund, c/o Scudder, Stevens & Clark, Inc., at 345 Park Avenue, New York, New York 10154, within a reasonable time before the solicitation of proxies for such stockholders meeting.

By order of the Board of Directors,

Thomas F. McDonough
Secretary

345 Park Avenue
New York, New York 10154

June 10, 1997


 PROXY                                                 THE KOREA FUND, INC.                                                 PROXY
                                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                           Annual Meeting of Stockholders -- July 22, 1997

   The  undersigned  hereby  appoints  Juris  Padegs,  Chang-Hee  Kim and Hugh T.  Patrick  and each of them,  the  proxies  for the undersigned,  with the power of  substitution  to each of them, to vote all shares of The Korea Fund,  Inc. which the undersigned is entitled  to vote at the Annual  Meeting of  Stockholders  of The Korea Fund,  Inc. to be held at the offices of Scudder,  Stevens &
Clark,  Inc., 25th Floor, 345 Park Avenue (at 51st Street),  New York, New York 10154, on July 22, 1997 at 2:00 p.m.,  Eastern time, and at any adjournments  thereof.

Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR each numbered item listed below.

1. The election of Directors;

   FOR all nominees listed below                                                WITHHOLD AUTHORITY
   (except as marked to the contrary below)   /_/                               to vote for all nominees listed below   /_/


   Nominees:  Nicholas Bratt, Dr. Sang C. Lee and Wilson Nolen


   (INSTRUCTION To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

2. Ratification of the selection of Coopers & Lybrand L.L.P. as independent accountants; and   FOR /_/  AGAINST /_/ ABSTAIN /_/



3. Approval of an amendment to the Certificate of Incorporation increasing the                  FOR /_/  AGAINST /_/ ABSTAIN /_/
   number of authorized shares of common stock of the Fund from 50 million to
   200 million

   The Proxies are authorized to vote upon such other business as may properly come before the Meeting.

                                            MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   /_/

                                            PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE
                                                          NO POSTAGE IS REQUIRED

Please sign exactly as your name or names appear.                     Signature:________________________ Date:_____________________
When signing as attorney, executor, administrator, trus-
tee or guardian, please give your full title as such.                 Signature:________________________ Date:_____________________